                                                                    EXHIBIT 99.3

                                  RISK FACTORS

     You should consider carefully each of the following risks and all other information contained and incorporated by reference in this offering memorandum before deciding to invest in the notes.

RISKS RELATED TO US AND OUR BUSINESS

  IF FEDERAL OR STATE HEALTH CARE PROGRAMS OR MANAGED CARE COMPANIES REDUCE REIMBURSEMENT RATES OR METHODS OF REIMBURSEMENT FOR OUR SERVICES, OUR REVENUE MAY DECLINE.

     A portion of our revenue is derived from the Medicare and Medicaid programs and from various state and local payors. In recent years, federal and state governments have made significant changes in these programs. These changes have, in certain instances, decreased the amount of money we receive for our services. Future federal and state legislation may further reduce the payments received for our services or increase the timing of reimbursement payments to us.

     Insurance and managed care companies and other third parties from whom we receive payment may attempt to control health care costs by requiring that facilities discount their services in exchange for exclusive or preferred participation in their benefit plans, which may reduce the payments we receive for our services.

  IF WE ARE UNABLE TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS INTO OUR BUSINESS, OUR OPERATIONS COULD BE DISRUPTED.

     Our acquisition of The Brown Schools and expected acquisition of Ramsay will significantly increase the size and geographic scope of our operations. Our ability to integrate the Ramsay facilities with our existing business will be critical to the future success of our business. This integration is subject to numerous conditions beyond our control, including the possibility of negative reactions by existing customers or employees or adverse general and regional economic conditions, general negative industry trends and competition.

     We also may be unable to achieve the anticipated benefits from the acquisitions of The Brown Schools and Ramsay. If we are unable to realize these anticipated benefits due to our inability to address the challenges of integrating these businesses or for any other reason, it could have a material adverse effect on our business and financial and operating results.

     The successful integration of Ramsay will require us to, among other things, attract and hire key employees from Ramsay who, at the completion of the acquisition, may decide not to work for us. Our future performance will depend, in part, on our ability to successfully integrate these new employees into our company. Our failure to hire and successfully integrate these new employees could disrupt our ongoing business.

  ADDITIONAL FINANCING WILL BE NECESSARY TO FUND OUR ACQUISITION PROGRAM, AND ADDITIONAL FINANCING MAY NOT BE AVAILABLE WHEN NEEDED.

     We expect our capital needs over the next several years, primarily to fund acquisitions, will exceed cash generated from operations. We plan to incur indebtedness and to issue additional debt or equity securities from time to time in order to fund these needs. Our level of indebtedness at any time may restrict our ability to borrow additional funds. In addition, we may not receive additional financing on satisfactory terms if at all. If we are unable to borrow additional funds or to obtain adequate financing on reasonable terms, we may be unable to consummate acquisitions.

  IF COMPETITION DECREASES THE ABILITY TO ACQUIRE ADDITIONAL FACILITIES ON FAVORABLE TERMS, WE MAY BE UNABLE TO EXECUTE OUR ACQUISITION STRATEGY.

     Competition among hospitals and other health care providers in the United States has intensified in recent years due to cost containment pressures, changing technology, changes in government regulation and reimbursement, changes in practice patterns (such as shifting from inpatient to outpatient treatments), the impact of managed care organizations and other factors. An important part of our business strategy is the acquisition of facilities in growing urban markets. Some facilities and health care providers that compete with us have greater financial resources and a larger, more experienced development staff focused on identifying and completing acquisitions. Any or all of these factors may impede our business strategy.

  IF WE FAIL TO COMPLY WITH REGULATIONS REGARDING LICENSES, OWNERSHIP AND OPERATION, WE COULD IMPAIR OUR ABILITY TO OPERATE OR EXPAND OUR OPERATIONS IN ANY STATE.

     All of the states in which we operate require hospitals and most health care facilities to maintain a license. In addition, some states require prior approval for the purchase, construction and expansion of health care facilities, based upon a state's determination of need for additional or expanded health care facilities or services. Such determinations, embodied in certificates of need issued by governmental agencies with jurisdiction over health care facilities, may be required for capital expenditures exceeding a prescribed amount, changes in bed capacity or services and other matters. Nine states in which we currently own or lease inpatient behavioral health care facilities, Alabama, Florida, Georgia, Illinois, Michigan, Missouri, Oklahoma, North Carolina and Virginia, have certificate of need laws. The failure to obtain any required certificate of need or the failure to maintain a required license could impair our ability to operate or expand operations in any state.

  IF WE FAIL TO COMPLY WITH EXTENSIVE LAWS AND GOVERNMENT REGULATIONS, WE COULD SUFFER PENALTIES OR BE REQUIRED TO MAKE SIGNIFICANT CHANGES TO OUR OPERATIONS.

     Participants in the health care industry are required to comply with extensive and complex laws and regulations at the federal, state and local government levels relating to, among other things:

     - billing for services;

     - relationships with physicians and other referral sources;

     - adequacy of medical care;

     - quality of medical equipment and services;

     - qualifications of medical and support personnel;

     - confidentiality, maintenance and security issues associated with health-related information and medical records;

     - licensure;

     - hospital rate or budget review;

     - operating policies and procedures; and

     - addition of facilities and services.

     Among these laws are the Anti-kickback Statute, the Stark Law and the Health Insurance Portability and Accountability Act of 1996, or HIPAA. These laws impact the relationships that we may have with physicians and other referral sources. The Office of Inspector General of the Department of Health and Human Services, or the OIG, has enacted safe harbor regulations that outline practices that are deemed protected from prosecution under the Anti-kickback Statute. Our current financial relationships with physicians and other referral sources may not qualify for safe harbor protection under the Anti-kickback Statute. Failure to meet a safe harbor does not mean that the arrangement automatically violates the Anti-kickback Statute, but may subject the arrangement to greater scrutiny. Further, we cannot guarantee that practices that are outside of a safe harbor will not be found to violate the Anti-kickback Statute.

     In order to comply with the Stark Law, our financial relationships with physicians and their immediate family members must meet an exception. We attempt to structure our relationships to meet an exception to the Stark Law, but the regulations implementing the exceptions, some of which are still under review, are detailed and complex, and we cannot guarantee that every relationship fully complies with the Stark Law.

     HIPAA required the Department of Health and Human Services to issue regulations requiring hospitals and other providers to implement measures to ensure the privacy and security of patients' medical records and use of uniform data standards for the exchange of information between the hospitals and health plans including claims and payment transactions. The privacy standard became effective April 14, 2003. Full compliance with the privacy standard was required by April 14, 2003. We have met the April 14, 2003 privacy standard compliance deadline, but compliance will be an ongoing process. The transaction standard and the security standard became effective on October 16, 2000 and February 20, 2003, respectively. Full compliance with the transaction standard and security standard is required by October 16, 2003 and April 20, 2005, respectively. We are in the process of complying with the transaction standard and security standard. We may incur additional expenses in order to comply with these standards. We cannot predict the full extent of our costs for implementing all of the requirements at this stage.

     If we fail to comply with the Anti-kickback Statute, the Stark Law, HIPAA or other applicable laws and regulations, we could be subjected to liabilities, including criminal penalties, civil penalties (including the loss of our licenses to operate one or more facilities), and the exclusion of one or more of our facilities from participation in the Medicare, Medicaid and other federal and state health care programs.

     Because many of these laws and regulations are relatively new, we do not always have the benefit of significant regulatory or judicial interpretation of these laws and regulations. In the future, different interpretations or enforcement of these laws and regulations could subject our current or past practices to allegations of impropriety or illegality or could require us to make changes in our facilities, equipment, personnel, services, capital expenditure programs and operating expenses. A determination that we have violated these laws, or the public announcement that we are being investigated for possible violations of these laws, could have a material adverse effect on our business, financial condition, results of operations or prospects and our business reputation could suffer significantly. In addition, we are unable to predict whether other legislation or regulations at the federal or state level will be adopted, what form such legislation or regulation will take or their impact.

  OTHER COMPANIES WITHIN THE HEALTH CARE INDUSTRY CONTINUE TO BE THE SUBJECT OF FEDERAL AND STATE INVESTIGATIONS, WHICH INCREASES THE RISK THAT WE MAY BECOME SUBJECT TO INVESTIGATIONS IN THE FUTURE.

     Both federal and state government agencies as well as private payors have increased and coordinated civil and criminal enforcement efforts as part of numerous ongoing investigations of health care organizations. These investigations relate to a wide variety of topics, including:

     - cost reporting and billing practices;

     - quality of care;

     - financial relationships with referral sources;

     - medical necessity of services provided; and

     - treatment of indigent patients.

     The Office of the Inspector General, or OIG, and the U.S. Department of Justice have, from time to time, undertaken national enforcement initiatives that focus on specific billing practices or other suspected areas of abuse. Moreover, health care providers are subject to civil and criminal false claims laws, including the federal False Claims Act, which allows private parties to bring whistleblower lawsuits against private companies doing business with or receiving reimbursement under federal government programs. Some states have adopted similar state whistleblower and false claims provisions. Publicity associated with the substantial amounts paid by other health care providers to settle these lawsuits may encourage our current and former employees and other health care providers to bring whistleblower lawsuits. Any investigations of us, our executives or our managers could result in significant liabilities or penalties as well as adverse publicity.

  WE MAY BE SUBJECT TO LIABILITIES BECAUSE OF CLAIMS BROUGHT AGAINST OUR OWNED, LEASED AND MANAGED INPATIENT BEHAVIORAL HEALTH CARE FACILITIES. IN ADDITION, IF WE ACQUIRE FACILITIES WITH UNKNOWN OR CONTINGENT LIABILITIES, WE COULD BECOME LIABLE FOR MATERIAL OBLIGATIONS.

     In recent years, plaintiffs have brought actions against hospitals and other health care providers, alleging malpractice, product liability or other legal theories. Many of these actions involved large claims and significant defense costs. We maintain professional malpractice liability and general liability insurance coverage of approximately $10.0 million, in excess of our $3.0 million deductible, to cover claims arising out of the operations of our owned and leased inpatient behavioral health care facilities. Some of the claims, however, could exceed the scope of the coverage in effect or coverage of particular claims could be denied. While our professional and other liability insurance has been adequate in the past to provide for liability claims, such insurance may not be available for us to maintain adequate levels of insurance in the future. Moreover, health care providers in our industry are experiencing significant increases in the premiums for malpractice insurance, and it is anticipated that such costs may continue to rise. Malpractice insurance coverage may not continue to be available at a cost allowing us to maintain adequate levels of insurance with acceptable deductible amounts.

     In addition, inpatient behavioral health care facilities that we acquire may have unknown or contingent liabilities, including liabilities for failure to comply with health care laws and regulations. Although we obtain contractual indemnification from sellers covering these matters, such indemnification may be insufficient to cover material claims or liabilities for past activities of acquired hospitals.

  WE MAY BE SUBJECT TO LIABILITIES BECAUSE OF CLAIMS ARISING FROM OUR UNIT MANAGEMENT ACTIVITIES.

     We may be subject to liabilities from the acts, omissions and liabilities of the employees of the behavioral health care units we manage or from the actions of our employees in connection with the management of such units. Our unit management contracts generally require the acute care hospitals for which we manage units to indemnify us against certain claims and to maintain specified amounts of insurance. The hospitals, however, may not maintain such insurance and indemnification may not be available to us.

     Recently, other unit management companies have been subject to complaints alleging that these companies violated laws on behalf of units they managed. In some cases, plaintiffs brought actions against the managing company instead of, or in addition to, their individually managed hospital clients for these violations. Our managed units or other third parties may not hold us harmless for any losses we incur arising out of the acts, omissions and liabilities of the employees of the units we manage. If the courts determine that we are liable for amounts exceeding the limits of any insurance coverage or for claims outside the scope of that coverage or any indemnity, or if any indemnity agreement is determined to be unenforceable, then the resulting liability could affect adversely our business, results of operations and financial condition.

  WE FACE PERIODIC REVIEWS, AUDITS AND INVESTIGATIONS UNDER OUR CONTRACTS WITH FEDERAL AND STATE GOVERNMENT AGENCIES, AND THESE AUDITS COULD HAVE ADVERSE FINDINGS THAT MAY NEGATIVELY IMPACT OUR BUSINESS.

     As a result of our participation in the Medicare and Medicaid programs, we are subject to various governmental reviews, audits and investigations to verify our compliance with these programs and applicable laws and regulations. Private pay sources also reserve the right to conduct audits. An adverse review, audit or investigation could result in:

     - refunding amounts we have been paid pursuant to the Medicare or Medicaid programs or from private payors;

     - state or federal agencies imposing fines, penalties and other sanctions on us;

     - loss of our right to participate in the Medicare or Medicaid programs or one or more private payor networks; or

     - damages to our reputation in various markets.

     Both federal and state government agencies have heightened and coordinated civil and criminal enforcement efforts as part of numerous ongoing investigations of health care companies. The investigations include:

     - cost reporting and billing practices;

     - quality of care;

     - financial relationships with referral sources; and

     - medical necessity of services provided.

     We also are subject to potential lawsuits under a federal whistleblower statute designed to combat fraud and abuse in the health care industry. These lawsuits can involve significant monetary and award bounties to private plaintiffs who successfully bring these suits.

  IF WE FAIL TO CULTIVATE NEW, OR MAINTAIN EXISTING, RELATIONSHIPS WITH THE PHYSICIANS IN THE COMMUNITIES IN WHICH WE OPERATE, OUR PATIENT BASE MAY DECLINE.

     Our business depends upon the efforts and success of the physicians who provide health care services at our facilities and the strength of the relationships with these physicians.

     Our business could be adversely affected if a significant number of physicians or a group of physicians:

     - terminate their relationship with, or reduce their use of, the facilities;

     - fail to maintain acceptable quality of care or to otherwise adhere to professional standards;

     - suffer damage to their reputation; or

     - exit the market entirely.

  WE DEPEND ON OUR KEY MANAGEMENT PERSONNEL, AND THE LOSS OF SERVICES OF ONE OR MORE KEY EXECUTIVES OR A SIGNIFICANT PORTION OF OUR LOCAL MANAGEMENT PERSONNEL COULD WEAKEN OUR MANAGEMENT TEAM AND OUR ABILITY TO DELIVER BEHAVIORAL HEALTH CARE SERVICES EFFICIENTLY.

     We are highly dependent on our senior management team, which has many years of experience addressing the broad range of concerns and issues relevant to our business. We have entered into employment agreements with Joey A. Jacobs, our Chairman, President and Chief Executive Officer, and Jack Salberg, our Chief Operating Officer, each of which include non-competition and non-solicitation provisions. Key man life insurance policies are not maintained on any member of senior management other than Mr. Jacobs. The loss of key management or the inability to attract, retain and motivate sufficient numbers of qualified management personnel could have a material adverse effect on our business and financial and operating results.

  THE SHORTAGE OF QUALIFIED REGISTERED NURSING STAFF AND OTHER HEALTH CARE WORKERS COULD ADVERSELY AFFECT OUR ABILITY TO ATTRACT, TRAIN AND RETAIN QUALIFIED PERSONNEL AND COULD INCREASE OPERATING COSTS.

     The health care industry is very labor intensive and salaries and benefits are subject to inflationary pressures. Some of our inpatient behavioral health care facilities are experiencing the effects of the tight labor market, including a shortage of nurses, which has caused and may continue to cause an increase in our salaries, wages and benefits expenses in excess of the inflation rate. In order to supplement staffing levels, we periodically use temporary help from staffing agencies.

RISKS RELATED TO THE OFFERING

  OUR SUBSTANTIAL INDEBTEDNESS COULD ADVERSELY AFFECT OUR FINANCIAL HEALTH AND OUR ABILITY TO FULFILL OUR OBLIGATIONS UNDER THE NOTES.

     As of March 31, 2003, our total consolidated indebtedness, after giving effect to the Financing Transactions and the acquisitions of The Brown Schools and Ramsay, was approximately $177.0 million. We will use a portion of the net proceeds from the Financing Transactions to repay our outstanding indebtedness, except for $17.0 million of our senior secured term notes, our $4.9 million mortgage loan insured by HUD, $5.0 million of our subordinated seller notes and approximately $0.1 million of our existing capital lease obligations.

     Our indebtedness could have important consequences to you including:

     - making it more difficult for us to satisfy our obligations with respect to the notes;

     - increasing our vulnerability to general adverse economic and industry conditions;

     - requiring that a portion of our cash flow from operations be used for the payment of interest on our debt, thereby reducing our ability to use our cash flow to fund working capital, capital expenditures, acquisitions and general corporate requirements;

     - limiting our ability to obtain additional financing to fund future working capital, capital expenditures, acquisitions and general corporate requirements;

     - limiting our flexibility in planning for, or reacting to, changes in our business and the health care industry; and

     - placing us at a competitive disadvantage to our competitors that have less indebtedness.

     We and our subsidiaries may be able to incur additional indebtedness in the future, including secured indebtedness. The terms of the indenture do not fully prohibit us or our subsidiaries from doing so. If new indebtedness is added to our and our subsidiaries' current indebtedness levels, the related risks that we and they now face could intensify.